UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 9, 2011

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 Fox Lane, San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

(408) 467-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2011, Immersion Corporation (“Immersion”) entered into an agreement with Dialectic Capital Partners, LP and related entities (the “Dialectic Group”), pursuant to which Immersion agreed to (i) nominate Mr. John Fichthorn and Mr. Carl Schlachte to stand for election as members, with terms to expire at the 2014 annual meeting, of the Immersion Board of Directors (the “Board”) at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”); (ii) that until the one-year anniversary of the Annual Meeting, Immersion will not increase the size of the Board to more than seven members; and (iii) the Annual Meeting will be held no later than June 30, 2011.

In addition, pursuant to the agreement, the Dialectic Group agreed to (i) withdraw its nomination of two candidates for election to the Board at the Annual Meeting; (ii) vote in favor of Immersion’s proposed slate of directors at the Annual Meeting; and (iii) certain standstill restrictions which will expire on the one year anniversary of the Annual Meeting. Immersion also agreed to reimburse the Dialectic Group for certain of its documented out-of-pocket fees and expenses in connection with the agreement and its nomination.

The description of the terms of the agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 9, 2011, Mr. John Hodgman and Ms. Emily Liggett confirmed to Immersion that they would not stand for re-election as members of the Board at the Annual Meeting. There were no disagreements between either Mr. Hodgman or Ms. Liggett and Immersion regarding any matter relating to Immersion’s operations, policies or practices.

As disclosed in the attached press release, the Board plans to nominate Mr. John Fichthorn and Mr. Carl Schlachte to stand for election as members of Immersion’s Board at the Annual Meeting.

Item 8.01. Other Events.

On March 10, 2011, Immersion issued a press release announcing its director nominees for election at the Annual Meeting and the agreement with the Dialectic Group. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.1	Agreement, dated as of March 9, 2011 by and among Immersion Corporation, Dialectic Capital Partners, LP and the other parties set forth on the signature pages thereto.

99.2	Press release, dated as of March 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date: March 10, 2011	By:	/s/ Amie Peters
		Name:	Amie Peters
		Title:	General Counsel and VP, Legal

Exhibit List

Exhibit No.	Exhibit Title

99.1	Agreement, dated as of March 9, 2011 by and among Immersion Corporation, Dialectic Capital Partners, LP and the other parties set forth on the signature pages thereto.

99.2	Press release, dated as of March 10, 2011.